Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	479,518.87
Total Transaction Valuation	3,132,063,136.15
Total Offset Amount	0.00
Net Fee	$ 479,518.87